UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 7, 2013

P. H. Glatfelter Company

(Exact name of registrant as specified in its charter)

Pennsylvania	001-03560	23-0628360
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

96 S. George Street, Suite 520, York, Pennsylvania		17401
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 717 225 4711

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

P. H. Glatfelter Company issued a press release on August 12, 2013 to report that its facility in Gatineau, Canada sustained a fire on August 7, 2013 and to report on the status of its preliminary assessment of the damage and the expected impact on production and results of operations. A copy of the press release is filed herewith as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

P. H. Glatfelter Company

August 12, 2013	By:	/s/ John P. Jacunski
Name: John P. Jacunski
Title: Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press release issued to report on a fire sustained at the Gatineau, Canada facility.